                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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          180 East Fifth Street
           St. Paul, Minnesota                                  55101
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(Address of principal executive offices)                      (Zip Code)
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

                               Alison D.B. Nadeau
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6553

            (Name, address and telephone number of agent for service)

                       CORRECTIONS CORPORATION OF AMERICA
                             CCA of Tennessee, Inc.
                         Prison Realty Management, Inc.
               Technical and Business Institute of America, Inc.
                             TransCor America, LLC
                            CCA International, Inc.
                         CCA Properties of America, LLC
                         CCA Properties of Arizona, LLC
                        CCA Properties of Tennessee, LLC
                         CCA Properties of Texas, L.P.
                Ronald Lee Suttles Tri-County Extradition, Inc.
                    (Issuers with respect to the Securities)

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              Maryland                                  62-1763875
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   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)
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10 Burton Hills Boulevard, Nashville, TN                   37215
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(Address of Principal Executive Offices)                 (Zip Code)
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

             DEBT SECURITIES TO BE ISSUED UNDER INDENTURE INCLUDING
                               ___% NOTES DUE 2011
                       (TITLE OF THE INDENTURE SECURITIES)


================================================================================

                                    FORM T-1

ITEM 1.      GENERAL INFORMATION. Furnish the following information as to the
               Trustee.

              a) Name and address of each examining or supervising authority to which it is subject.
                       Comptroller of the Currency
                       Washington, D.C.

              b) Whether it is authorized to exercise corporate trust powers.
                       Yes

ITEM 2.      AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the
               Trustee, describe each such affiliation.
                  None

ITEMS 3-15 Items 3-15 are not applicable because to the best of the
           Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1. A copy of the Articles of Association of the Trustee.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4. A copy of the existing bylaws of the Trustee.*

             5. A copy of each Indenture referred to in Item 4. Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the
                Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of December 31, 2002,
                published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 17th day of April 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:  /s/ Alison D.B. Nadeau
                                                 -------------------------------
                                                 Alison D.B. Nadeau
                                                 Vice President

By:  /s/ Paul D. Allen
     --------------------------------
     Paul D. Allen
     Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  April 17, 2003


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:  /s/ Alison D.B. Nadeau
                                                 -------------------------------
                                                 Alison D.B. Nadeau
                                                 Vice President

By:  /s/ Paul D. Allen
     --------------------------------
     Paul D. Allen
     Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002

                                    ($000'S)

                                                                   12/31/2002
                                                                  ------------
ASSETS
     Cash and Due From Depository Institutions                    $ 10,868,204
     Federal Reserve Stock                                                   0
     Securities                                                     28,139,801
     Federal Funds                                                     873,395
     Loans & Lease Financing Receivables                           116,078,132
     Fixed Assets                                                    1,389,233
     Intangible Assets                                               9,218,064
     Other Assets                                                    9,482,963
                                                                  ------------
         TOTAL ASSETS                                             $176,049,792

LIABILITIES
     Deposits                                                     $121,684,914
     Fed Funds                                                       5,858,510
     Treasury Demand Notes                                                   0
     Trading Liabilities                                               402,464
     Other Borrowed Money                                           17,397,658
     Acceptances                                                       148,979
     Subordinated Notes and Debentures                               5,696,532
     Other Liabilities                                               5,200,399
                                                                  ------------
     TOTAL LIABILITIES                                            $156,389,456

EQUITY
     Minority Interest in Subsidiaries                            $    992,867
     Common and Preferred Stock                                         18,200
     Surplus                                                        11,314,669
     Undivided Profits                                               7,334,600
                                                                  ------------
         TOTAL EQUITY CAPITAL                                     $ 19,660,336

TOTAL LIABILITIES AND EQUITY CAPITAL                              $176,049,792


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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION